                                                                      EXHIBIT 24



                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Rhone-Poulenc Rorer Inc. (the "Company"), hereby appoints Richard T. Collier, Patrick Langlois and Richard B. Young, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution, acting in the name and on behalf of the undersigned, to execute and to file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1994 under the Securities Exchange Act of 1934, as amended (the "'34 Act"), and to do all such other acts in compliance with the '34 Act and the rules, regulations and requirements of the Securities Exchange Commission, which said attorneys and agents, and each of them, may deem necessary or desirable in connection therewith.



                                        /s/Jean-Jacques Bertrand
                                        (Name)



    Dated:  March 20, 1995

    WITNESS:

    /s/Richard B. Young

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Rhone-Poulenc Rorer Inc. (the "Company"), hereby appoints Richard T. Collier, Patrick Langlois and Richard B. Young, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution, acting in the name and on behalf of the undersigned, to execute and to file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1994 under the Securities Exchange Act of 1934, as amended (the "'34 Act"), and to do all such other acts in compliance with the '34 Act and the rules, regulations and requirements of the Securities Exchange Commission, which said attorneys and agents, and each of them, may deem necessary or desirable in connection therewith.



                                        /s/Jean-Marc Bruel
                                        (Name)



    Dated:  March 6, 1995

    WITNESS

    /s/Rudolph A. Muller

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Rhone-Poulenc Rorer Inc. (the "Company"), hereby appoints Richard T. Collier, Patrick Langlois and Richard B. Young, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution, acting in the name and on behalf of the undersigned, to execute and to file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1994 under the Securities Exchange Act of 1934, as amended (the "'34 Act"), and to do all such other acts in compliance with the '34 Act and the rules, regulations and requirements of the Securities Exchange Commission, which said attorneys and agents, and each of them, may deem necessary or desirable in connection therewith.



                                        /s/Robert E. Cawthorn
                                        (Name)



    Dated:  March 20, 1995

    WITNESS:

    /s/Richard B. Young

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Rhone-Poulenc Rorer Inc. (the "Company"), hereby appoints Richard T. Collier, Patrick Langlois and Richard B. Young, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution, acting in the name and on behalf of the undersigned, to execute and to file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1994 under the Securities Exchange Act of 1934, as amended (the "'34 Act"), and to do all such other acts in compliance with the '34 Act and the rules, regulations and requirements of the Securities Exchange Commission, which said attorneys and agents, and each of them, may deem necessary or desirable in connection therewith.



                                        /s/Michel de Rosen
                                        (Name)



    Dated:  March 20, 1995

    WITNESS:

    /s/Richard B. Young

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Rhone-Poulenc Rorer Inc. (the "Company"), hereby appoints Richard T. Collier, Patrick Langlois and Richard B. Young, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution, acting in the name and on behalf of the undersigned, to execute and to file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1994 under the Securities Exchange Act of 1934, as amended (the "'34 Act"), and to do all such other acts in compliance with the '34 Act and the rules, regulations and requirements of the Securities Exchange Commission, which said attorneys and agents, and each of them, may deem necessary or desirable in connection therewith.



                                        /s/Charles-Henri Filippi
                                        (Name)



    Dated:  March 1, 1995

    WITNESS:

    /s/Richard B. Young

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Rhone-Poulenc Rorer Inc. (the "Company"), hereby appoints Richard T. Collier, Patrick Langlois and Richard B. Young, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution, acting in the name and on behalf of the undersigned, to execute and to file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1994 under the Securities Exchange Act of 1934, as amended (the "'34 Act"), and to do all such other acts in compliance with the '34 Act and the rules, regulations and requirements of the Securities Exchange Commission, which said attorneys and agents, and each of them, may deem necessary or desirable in connection therewith.



                                        /s/Claude Helene
                                        (Name)



    Dated:  March 1, 1995

    WITNESS:

    /s/Richard B. Young

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Rhone-Poulenc Rorer Inc. (the "Company"), hereby appoints Richard T. Collier, Patrick Langlois and Richard B. Young, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution, acting in the name and on behalf of the undersigned, to execute and to file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1994 under the Securities Exchange Act of 1934, as amended (the "'34 Act"), and to do all such other acts in compliance with the '34 Act and the rules, regulations and requirements of the Securities Exchange Commission, which said attorneys and agents, and each of them, may deem necessary or desirable in connection therewith.



                                        /s/Michael H. Jordan
                                        (Name)



    Dated:  March 20, 1995

    WITNESS:

    /s/Richard B. Young

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Rhone-Poulenc Rorer Inc. (the "Company"), hereby appoints Richard T. Collier, Patrick Langlois and Richard B. Young, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution, acting in the name and on behalf of the undersigned, to execute and to file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1994 under the Securities Exchange Act of 1934, as amended (the "'34 Act"), and to do all such other acts in compliance with the '34 Act and the rules, regulations and requirements of the Securities Exchange Commission, which said attorneys and agents, and each of them, may deem necessary or desirable in connection therewith.



                                        /s/Manfred E. Karobath, MD
                                        (Name)



    Dated:  March 1, 1995

    WITNESS:

    /s/Richard B. Young

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Rhone-Poulenc Rorer Inc. (the "Company"), hereby appoints Richard T. Collier, Patrick Langlois and Richard B. Young, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution, acting in the name and on behalf of the undersigned, to execute and to file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1994 under the Securities Exchange Act of 1934, as amended (the "'34 Act"), and to do all such other acts in compliance with the '34 Act and the rules, regulations and requirements of the Securities Exchange Commission, which said attorneys and agents, and each of them, may deem necessary or desirable in connection therewith.



                                        /s/Igor Landau
                                        (Name)



    Dated:  March 20, 1995

    WITNESS:

    /s/Richard B. Young

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Rhone-Poulenc Rorer Inc. (the "Company"), hereby appoints Richard T. Collier, Patrick Langlois and Richard B. Young, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution, acting in the name and on behalf of the undersigned, to execute and to file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1994 under the Securities Exchange Act of 1934, as amended (the "'34 Act"), and to do all such other acts in compliance with the '34 Act and the rules, regulations and requirements of the Securities Exchange Commission, which said attorneys and agents, and each of them, may deem necessary or desirable in connection therewith.



                                        /s/James S. Riepe
                                        (Name)



    Dated:  March 14, 1995

    WITNESS:

    /s/Jeanne Marie B. Patella

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Rhone-Poulenc Rorer Inc. (the "Company"), hereby appoints Richard T. Collier, Patrick Langlois and Richard B. Young, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution, acting in the name and on behalf of the undersigned, to execute and to file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1994 under the Securities Exchange Act of 1934, as amended (the "'34 Act"), and to do all such other acts in compliance with the '34 Act and the rules, regulations and requirements of the Securities Exchange Commission, which said attorneys and agents, and each of them, may deem necessary or desirable in connection therewith.



                                        /s/Edward J. Stemmler, MD
                                        (Name)



    Dated:  March 3, 1995

    WITNESS:

    /s/Richard B. Young

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Rhone-Poulenc Rorer Inc. (the "Company"), hereby appoints Richard T. Collier, Patrick Langlois and Richard B. Young, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution, acting in the name and on behalf of the undersigned, to execute and to file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1994 under the Securities Exchange Act of 1934, as amended (the "'34 Act"), and to do all such other acts in compliance with the '34 Act and the rules, regulations and requirements of the Securities Exchange Commission, which said attorneys and agents, and each of them, may deem necessary or desirable in connection therewith.



                                        /s/Jean-Pierre Tirouflet
                                        (Name)



    Dated:  March 6, 1995

    WITNESS:

    /s/Rudolph A. Muller

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Rhone-Poulenc Rorer Inc. (the "Company"), hereby appoints Richard T. Collier, Patrick Langlois and Richard B. Young, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution, acting in the name and on behalf of the undersigned, to execute and to file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1994 under the Securities Exchange Act of 1934, as amended (the "'34 Act"), and to do all such other acts in compliance with the '34 Act and the rules, regulations and requirements of the Securities Exchange Commission, which said attorneys and agents, and each of them, may deem necessary or desirable in connection therewith.


                                           /s/ Peter J. Neff
                                           (Name)

Dated: March 14, 1995

WITNESS:

/s/ Michele Fabre